                                                                    EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Buckeye Partners, L.P. (the "Partnership") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Wallace, Chief Financial Officer of Buckeye GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                           BUCKEYE GP LLC, as general partner of the Partnership

Date: March 14, 2005       ROBERT B. WALLACE
                           -----------------------------------------------------
                           Robert B. Wallace
                           Senior Vice President, Finance and
                           Chief Financial Officer